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                                                                  EXHIBIT 10.4


                             OPTION AGREEMENT

THIS AGREEMENT made the 21st day of June, 1999

BETWEEN:

                     ENVIRONMENTAL SOLUTIONS WORLDWIDE, INC.
            a corporation existing under the laws of the State of Florida
                              (the "Optionor").

                                   -and-

                        DAVID COATES O/A FIFTH BUSINESS
                     OF THE MUNICIPALITY OF TORONTO, ONTARIO
                               (the "Optionee")

WHEREAS the Optionor desires to grant to the Optionee an option to purchase Shares on the terms and conditions set out herein.

NOW THEREFORE in consideration of the mutual promises contained herein and the payment of $1.00 by each party hereto to the other and for other good and valuable consideration, the receipt and sufficiency of which are acknowledged, the parties hereto agree as follows:

                                     Article I
                                   Interpretation

1.1 Definitions
In this Agreement and the recitals hereto, unless the context otherwise requires, the following words and expressions shall have the following meanings:

(a)    "Option" means the option granted to the Optionee under Section 2.1;
(b) "Option Notice" means a notice indicating that the Optionee is exercising the Option in whole or in part;
(c) "Option Price" means TWO DOLLARS ($2.00 ) per optioned share purchased by the Optionee under this agreement;
(d)    "Optioned Shares" means FIFTEEN THOUSAND SHARES;
(e)    "Shares" means the common shares currently constituted; and
(f)    "Termination Date" means JUNE 21ST, 2000

1.2 SECTIONS AND HEADINGS

The division of this Agreement into Articles and Sections and the insertion of headings are for the convenience of reference only and shall not affect the construction or interpretation of this Agreement. The terms "this Agreement", "hereof, "hereunder' and similar expressions refer to this Agreement and not to any particular Article, Section or other portion hereof and include any agreement or instrument supplemental or ancillary hereto. Unless something in the subject matter or context is inconsistent therewith, references herein to Articles and Sections are to Articles and Sections of this Agreement.

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1.3 TIME PERIODS

When calculating the period of time within which or following which any act is to be done or step taken pursuant to this Agreement, the date which is the reference date in calculating such period shall be excluded.

1.4 EXTENDED MEANINGS

Words importing the singular number only shall include the plural and vice versa and words importing gender shall include masculine, feminine and neuter genders.

1.5 U.S. DOLLARS

Unless otherwise provided herein, all monetary amounts set forth in this Agreement are in U.S. dollars.

                                Article 2
                                 Option

2.1 The Optionor hereby grants to the Optionee the irrevocable option (the "Option") to purchase the Optioned Shares, at the Option Price, subject to the terms and provisions of this Agreement.
2.2 The Option may be exercised in whole or in part at any time and from time to time up to and including the Termination in respect of FIFTEEN THOUSAND (15,000) common shares (the "Optioned Shares").
2.3 The Optionor hereby represents and warrants that all necessary corporate action has been taken to permit some or all of the Optioned Shares to be validly issued to the Optionee and recorded on the books of the Optionor in the name of the Optionee upon exercise of the Option in whole or in part in accordance with the terms and conditions of this Agreement.
2.4 The Optionor will at all times prior to the Termination Date reserve and keep available such number of its Shares as will be sufficient to satisfy the requirements of this Agreement.

                                Article 3
                                 General

3.1 AMENDMENTS AND WAIVERS

No modification, variation, amendment or termination by mutual consent of this Agreement and no waiver of the performance of any of the responsibilities of any of the parties hereto shall be effected unless such action Is taken in writing and is signed by all parties. No amendment to this Agreement shall be valid or binding unless set forth in writing and duly executed by all of the parties hereto, No waiver of any breach of any provision of this Agreement shall be effective or binding unless made in writing and signed by the party purporting to give the same and, unless otherwise provided in the written waiver, shall be limited to the specific breach waived.

3.2 SEVERABILITY

Each of the covenants, provisions, Articles, Sections, subsections and other subdivisions hereof is severable from every other covenant, provision, Article, Section, subsection and the invalidity or unenforceability of any one or more covenants, provisions, Articles, Sections, subsections or subdivisions of this Agreement shall not

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affect the validity or enforceability of the remaining covenants, provisions,
Articles, Sections, subsections and subdivisions hereof.

3.3 TIME OF ESSENCE

Time shall be of the essence in this Agreement.

3.4 NOTICE

(1) Any notice or other written communication required or permitted hereunder shall be in writing and:

         (a) delivered personally to the party or, if the party is a
             corporation, an officer of the party   to whom it is directed;

         (b) sent by registered mail, postage prepaid, return receipt requested (provided that such notice or other written communication shall not be forwarded by mail if on the date of mailing the party sending such communication knows or ought reasonably to know of any difficulties with the postal system which might affect the delivery of mail, including the existence of an actual or imminent postal service disruption in the city from which such communication is to be mailed or in which the address of the recipient is found); or

         (c) sent by facsimile or telex with all necessary charges fully prepaid, confirmation of delivery requested.

(2) All such notices shall be addressed to the party to whom it is directed at the party's last known address of record.

(3) Any such notice or other written communication shall, if mailed or given by fax, be effective on the day it is first attempted to be delivered to such party at such address (whether or not such delivery takes place), and if given by personal delivery, shall be effective on the day of actual delivery.

3.4 ENTIRE AGREEMENT

This Agreement constitutes and contains the entire and only agreement among the parties relating to the matters described herein and supersedes and cancels any and all previous agreements and understandings between all or any of the parties relative hereto. Any and all prior and contemporaneous negotiations, memoranda of understanding or position, and preliminary drafts and prior versions of this Agreement, whether signed or unsigned, between the parties leading up to the execution hereof shall not be used by any party to construe the terms or affect the validity of this Agreement. There are no representations, inducements, promises, understandings, conditions or warranties express, implied or statutory, between the parties other than as expressly set forth in this Agreement.

3.5 APPLICATION OF AGREEMENT

This Agreement shall be binding upon and enure to the benefit of the parties hereto and their respective heirs, administrators, executors, successors and permitted assigns. Except as hereinafter provided, neither of the parties hereto may assign its rights or obligations under this Agreement without the prior written consent of the other party hereto.

3.6 SUBDIVISION OR CONSOLIDATION OF SHARES

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If the Shares are changed by way of being classified or reclassified, subdivided, consolidated or converted into a different number or class of shares or otherwise, or if the Optionor amalgamates, the Option Price and the type of security to be delivered to the Optionee upon exercise of the Option in whole or in part shall be adjusted accordingly, in all cases so that the Optionee shall receive the same number and type of securities as would have resulted from such change if the Option or the remaining part thereof had been exercised before the date of the change.

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3.7 ASSIGNMENT

This Agreement is personal to the Optionee and may not be assigned without the prior written consent of the Optionor.

3.8 GOVERNING LAW

This Agreement shall be governed by and construed in accordance with the laws of the State of Florida.

3.9 EXECUTION

This Agreement may be executed in several counterparts, each of which, when so executed, shall be deemed to be an original, and such counterparts together shall constitute one and the same instrument.

IN WITNESS WHEROF THE PARTIES have executed this agreement as of the date first written above.

ENVIRONMENTAL SOLUTIONS WORLDWIDE, INC.



Per: /s/
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     Authorized Signing Officer


     /s/ DAVID COATES                        /s/
     -------------------------------         -------------------------------
     DAVID COATES O/A FIFTH BUSINESS                  Witness